Supplement dated July 1, 2010
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2010

(as supplemented on March 1, 2010, March 17, 2010, May 3, 2010,
May 19, 2010, May 27, 2010 and June 16, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Effective July 1, 2010, in the first sentence under the table on page 201, delete 0.40% and substitute 0.35%.

MANAGEMENT OF THE FUNDS
Fees Paid to Principal
Effective July 1, 2010, in the March 17, 2010 supplement in the item captioned “All Funds (Except Money
Market Fund),” delete 0.40% and substitute 0.35%.